UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2006 (April 27, 2006)


                  DataLogic International, Inc.
_____________________________________________________________________________
      (Exact name of registrant as specified in its charter)

               Delaware             0-30382               33-0755473
_____________________________________________________________________________
  (State or other jurisdiction  (Commission File Number) (I.R.S. Employer
         of incorporation)                                Identification No.)

    18301 Von Karman Ave, Suite 250, Irvine, California 92612
______________________________________________________________________________
             (Address of principal executive offices)

                          (949) 260-0120
_____________________________________________________________________________
                 (Registrant's telephone number)

_____________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

William R. Abbott resigned as chief financial officer of Monarch Bay Management Company, L.L.C., the consulting firm that provides us with chief financial officer services, effective as of April 27, 2006. Concurrently, Mr. Abbott resigned from his position as our Chief Financial Officer and chief accounting officer.

Keith D. Nguyen, our President, Secretary and Treasurer, has resumed the
position of Chief Financial Officer and chief accounting officer.   Mr. Nguyen
previously served as our Chief Financial Officer from September 2002 to March 2006. Mr. Nguyen is a member of the Board of Directors. Mr. Nguyen was appointed President, Chief Operating Officer and secretary on September 23, 2002 and held the Chief Operating Officer position until January 19, 2005. Mr. Nguyen has served as DataLogic Consulting, Inc.'s Vice President, Chief Technology Officer and board member since September 1993. From September 1999 until December 2001, Mr. Nguyen served as the president and Chief Executive Officer of KDN Securities. Mr. Nguyen has over 15 years of practical systems development and management experience. He has broad technical and business knowledge in the areas of Aerospace, Defense, Financial, Retail, Hospitality, and Transportation. He has also served as a technical consultant for Flagstar, CSX, Levi's, Charles Schwab and others where he architected and developed real-time and object-oriented intra/internet based systems. Mr. Nguyen holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University. Mr. Nguyen is the brother of Derek K. Nguyen, our Chief Information Officer and a member of the Board of Directors.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2006                 DATALOGIC INTERNATIONAL, INC.
                                  a Delaware corporation


                                  By: /s/ Keith C. Moore
                                  Name: Keith C. Moore
                                  Title: Chief Executive Officer